Exhibit 99.4

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cable Design Technologies Corporation (the “Company”) on Form 10-Q for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ferdinand Kuznik, Chief Executive Officer of the Company, and William E. Cann, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 16, 2003

/s/ FERDINAND C. KUZNIK

Ferdinand C. Kuznik Chief Executive Officer (principal executive officer)

/s/ WILLIAM E. CANN

William E. Cann Chief Financial Officer (principal financial officer)

*This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge of the certifying officer, and not for any other purpose.